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                                                               EXHIBIT 99.23(j)


                         DRESDNER RCM INVESTMENT FUNDS INC.
                                 POWER OF ATTORNEY



Each person whose signature appears below hereby appoints Robert J. Goldstein, Caroline M. Hirst, Jennie W. Klein and Judith W. O'Connell, or any of them, as attorney-in-fact, with full power and authority, in his or her discretion, to execute, deliver, on each of the below persons behalf individually, and in their capacity stated below, any registration statement or amendment to a registration statement of the Dresdner RCM Europe Fund Inc. (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission and any other regulatory agency and to execute and deliver such other documents or instruments necessary to have such registration statement (including post-effective amendments) declared effective.


The Power of Attorney granted hereby is effective immediately and will continue until it is revoked. By accepting or acting under the appointment, the attorney-in-fact, as agent, assumes the fiduciary and other legal responsibilities of an agent.


IN WITNESS WHEREOF, this Power of Attorney is executed on February 12, 1999.




/s/Rolf Passow                          /s/Theodore J. Coburn
--------------                          ---------------------
Rolf Passow                             Theodore J. Coburn
Director                                Director




/s/Robert J. Birnbaum                   /s/Carroll Brown
---------------------                   ----------------
Robert J. Birnbaum                      Carroll Brown
Director                                Director




/s/James E. Dowd                        /s/Siegfried Kessler
----------------                        --------------------
James E. Dowd                           Siegfried Kessler
Director                                Director




/s/Gottfried W. Perbix                  /s/Jacob Saliba
----------------------                  ---------------
Gottfried W. Perbix                     Jacob Saliba
Director                                Director




/s/Alfred W. Fiore                      /s/George N. Fugelsang
------------------                      ----------------------
Alfred W. Fiore                         George N. Fugelsang
Director                                Director